Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated March 31, 2015 to the

GMO Series Trust Statement of Additional Information (“SAI”)

dated August 31, 2014, as supplemented

Descriptions and Risks of Fund Investments

The first paragraph in the sub-section captioned “Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments – Commodity Pool Operator Status” in the section captioned “Descriptions and Risks of Fund Investments” on page 32 of the SAI is replaced with the following:

Each of Benchmark-Free Allocation Series Fund and Global Asset Allocation Series Fund, together with GMO Alpha Only Fund, GMO Asset Allocation Bond Fund, GMO Benchmark-Free Allocation Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Global Asset Allocation Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Special Opportunities Fund, GMO Strategic Opportunities Allocation Fund, GMO Systematic Global Macro Opportunity Fund, and GMO World Opportunity Overlay Fund, is a commodity pool under the Commodity Exchange Act (the “CEA”) and GMO is registered as a “commodity pool operator” under the CEA with respect to these funds. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these funds and compliance with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting a fund’s total return.